Exhibit 99.2
Investor Presentation REALTY GROWTH October 2023 The Collection at Forsyth Cumming, GA

© CTO Realty Growth, Inc. | ctoreit.com CTO Realty Growth Company Profile 2 As of September 30, 2023, unless otherwise noted. 1. As of October 25, 2023. 2. Based on $15.73 per share common stock price as of October 25, 2023. The Collection at Forsyth Cumming, GA 23 4.1M 9.0% PROPERTIES SQUARE FEET IMPLIED CAP RATE1 9.2% IMPLIED INVESTMENT YIELD1 $357M $550M $1.0B EQUITY MARKET CAP2 OUTSTANDING DEBT ENTERPRISE VALUE (NET OF CASH) SERIES A PREFERRED $75M Q2 2023 ANNUALIZED DIVIDEND $1.52/share 9.7% CURRENT ANNUALIZED DIVIDEND YIELD2 $34M INVESTMENT IN ALPINE INCOME PROPERTY TRUST1 $1.72 – $1.76 AFFO PER SHARE GUIDANCE RANGE

CTO Realty Growth Overview

CTO REALTY GROWTH


Publix
Madison Yards
Atlanta, GA

Differentiated Investment Strategy

Focusing on Asset Recycling and Value-Add Acquisitions

Stable and Flexible Balance Sheet

Ample Liquidity and No Upcoming Debt Maturities


WHOLE FOODS MARKET
West Broad Village
Glen Allen, VA


Jordan Landing
West Jordan, UT

Southeast and Southwest Retail & Mixed-Use

Multi-tenant portfolio in attractive business-friendly markets with strong demographics and outsized long-term growth potential


Madison Yards
Atlanta, GA


Legacy North
Plano, TX


The Collection at Forsyth
Cumming, GA


RECREATIONAL EQUIPMENT, INC.
West Broad Village
Glen Allen, VA


Daytona Beachside Restaurants
Daytona Beach, FL

Active Asset Management

Emphasizing Operational Upside

Experienced Leadership Team

With Deep Real Estate and REIT Experience


The Strand at St. John's Town Center

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© CTO Realty Growth, Inc. | ctoreit.com CTO Realty Growth Key Takeaways 4 Absolute and Relative Valuation Upside CTO currently trades at a meaningful discount to net asset value (NAV) and a relative discount to its retail-focused peer group. Track Record of Portfolio Repositioning and Earnings Growth Through Capital Recycling Strong, long-term track record of monetizing assets at favorable net investment spreads to drive accretive earnings growth and attractive risk-adjusted returns, including outperforming the FTSE NAREIT Equity REIT index and retail-focused peer group average in each of the past three years. Differentiated Investment Strategy Retail-based investment strategy focused on grocery-anchored, traditional retail and mixed-use properties with value-add or long-term residual value opportunities that leverage strong real estate fundamentals in growing markets that can be acquired at meaningful discounts to replacement cost. Diversified, Resilient Income Streams In addition to its retail-focused portfolio, CTO externally manages Alpine Income Property Trust, Inc. (NYSE: PINE), a publicly traded, single tenant net lease REIT, which provides excellent in-place cash flow and significant valuation upside through the CTO’s 15% ownership position. High-Quality Portfolio in Faster Growing, Business Friendly Locations with Operational Upside Recently constructed portfolio located in faster growing, business friendly markets such as Atlanta, Dallas, Jacksonville, Phoenix, Raleigh, Las Vegas, Tampa, Houston, and Salt Lake City, with acquired vacancy and/or repositioning upside, and no higher tax, higher cost of living MSA exposure. Attractive Dividend and Improved Payout Ratio CTO has declared and paid a $0.38 third quarter common stock cash dividend, representing an 9.7% in-place annualized yield1 .. Stable and Flexible Balance Sheet Well-diversified balance sheet with ample liquidity, no near-term debt maturities, limited floating interest rate exposure, long-term interest rate hedges in-place and a demonstrated access to multiple capital sources provides financial stability and flexibility. As of September 30, 2023, unless otherwise noted. 1. As of October 25, 2023.

© CTO Realty Growth, Inc. | ctoreit.com Peer Comparisons 13.1x 12.3x 10.5x 10.3x 10.1x 10.1x 9.9x 9.8x 9.7x 9.6x 7.5x 5.1% 4.4% 5.6% 5.4% 5.2% 5.7% 4.8% 9.7% 5.3% 4.7% 7.5% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 6.0x 7.0x 8.0x 9.0x 10.0x 11.0x 12.0x 13.0x 14.0x FRT UE KIM AKR WSR RPT KRG CTO BRX SITC AAT 1. All dividend yields and 2023E FFO multiples are based on the closing stock price on October 25, 2023, using current annualized dividends and 2023E FFO per share estimates for the peer companies from the KeyBank The Leaderboard report dated September 29, 2023. 2023E FFO per share for CTO reflects the midpoint of Core FFO guidance provided on October 26, 2023. CTO has an outsized dividend yield and attractive absolute valuation relative to many in its retail-focused peer group and its long-term growth opportunities 5 Jordan Landing 2023 FFO Multiple West Jordan, UT 1 Annualized Dividend Yield1 CTO is trading at an implied 9.0% cap rate on its income producing property projected NOI

© CTO Realty Growth, Inc. | ctoreit.com Differentiated Investment Strategy 6 CTO has a retail-focused real estate strategy that emphasizes on owning, operating and investing in high-quality properties through direct investment and management structures Multi-Tenant Asset Strategy ▪ Focused on retail-based, multi-tenanted assets that have a grocery, lifestyle or community-oriented retail component and a complimentary mixed-use component, located in higher growth MSAs within the continental United States ▪ Opportunistic investment structures based on leveraging existing relationships for the risk-adjusted returns and long-term market valuation ▪ Acquisition targets are in higher growth markets and exhibit strong current in-place yields with a future potential for increased returns through a combination of vacancy lease-up, redevelopment or rolling in-place leases to higher market rental rates Monetization of Legacy Assets ▪ CTO has a number of legacy assets, that when monetized, will unlock meaningful equity to be redeployed into core strategy assets that may drive higher cash flow, Core FFO and AFFO per share Alpine Income Property Trust and Retained Net Lease Assets ▪ CTO seeded and externally manages Alpine Income Property Trust (NYSE: PINE), a pure play net lease REIT, which is a meaningful and attractive source of management fee income and dividend income through its direct investment of REIT shares and OP unit holdings Targeting Multi-Tenant, Retail-Based, Value-Add Income Property Acquisitions Monetize Legacy Mineral Rights and Other Assets Manage and Retain Ownership in Alpine REIT (NYSE:PINE) Monetize the Retained Net Lease & Office Properties at Opportunistic Valuations Focused Execution

© CTO Realty Growth, Inc. | ctoreit.com Real Estate and Investment Focus CTO’s investment strategy is focused on generating relative outsized returns for our shareholders by acquiring and owning well-located properties in markets and states that are business and tax friendly, where the long-term cash flows and underlying real estate values are supported by significant population and job growth. ▪ Focused on markets/states projected to have outsized job and population growth with favorable business climates ▪ Geographic emphasis set to benefit from strong retailer demand to serve increasing populations ▪ Differentiated asset investment strategy prioritizes value-add retail and mixed-use properties with strong real estate fundamentals ▪ Track record of acquiring at meaningful discounts to replacement cost and below market leases where real estate fundamentals will drive outsized rental rate growth ▪ Seek properties with leasing or repositioning upside or highly stable assets with an identifiable opportunity to Miami drive long-term, outsized risk-adjusted returns Orlando Jacksonville Tampa Atlanta Nashville Charlotte Raleigh-Durham Washington, DC Dallas Houston Austin Denver Boulder Salt Lake City Las Vegas Reno Phoenix 7 CTO Target Market

Growth into a Leading Multi-Tenant, Retail-Focused Portfolio

	2019[1]	2020	2021	2022	Today[2]
Number of Properties	**34**	**27**	**22**	**23**	**23**
Total Portfolio Square Feet	**1.8M**	**2.5M**	**2.7M**	**3.7M**	**4.1M**
Occupancy	**95%**	**93%**	**89%**	**90%**	**90%**
Annualized Cash Base Rent (Cash ABR)	**$27.6M**	**$38.2M**	**$49.6M**	**$72.6M**	**$76.8M**
% of Cash ABR from Multi-Tenant	**28%** Multi-Tenant	**48%** Multi-Tenant	**79%** Multi-Tenant	**88%** Multi-Tenant	**90%** Multi-Tenant
% of Cash ABR from Retail & Mixed-Use	**60%** Retail & Mixed-Use	**65%** Retail & Mixed-Use	**78%** Retail & Mixed-Use	**90%** Retail & Mixed-Use	**92%** Retail & Mixed-Use
Top Tenant as a % of ABR	**12%** Fidelity (S&P: A+)	**9%** Fidelity (S&P: A+)	**7%** Fidelity (S&P: A+)	**5%** Fidelity (S&P: A+)	**5%** Fidelity (S&P: A+)
Top Market as a % of ABR	**31%** Jacksonville	**22%** Jacksonville	**16%** Atlanta	**33%** Atlanta	**33%** Atlanta
Acres of Vacant Land Owned	**5,306 acres**	**1,606 acres**	–	–	–
Value of PINE Shares & Units at Quarter-End	**$32.4M**	**$30.6M**	**$41.0M**	**$42.0M**	**$38.2M**

All values are as of year-end or quarter-end for their respective years, unless otherwise noted.
1. 2019 represents the year Alpine income Property Trust, Inc. (PINE) completed it's IPO with a portfolio contributed from CTO. It also signifies the year CTO changed its investment strategy to focus on multi-tenant, retail-focused properties largely located in CTO's newly defined target markets.
2. As of September 30, 2023.

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© CTO Realty Growth, Inc. | ctoreit.com Durable Portfolio with Meaningful Growth Opportunities Recently constructed retail and mixed-use portfolio with a combination of value-add lease up, redevelopment and stable, in-place cash flows in some of the strongest markets in the United States. 9 Repositioning Upside Essential Retail Stable Cash Flow Legacy North Plano, TX The Collection at Forsyth Cumming, GA Madison Yards Atlanta, GA The Exchange at Gwinnett Buford, GA The Strand at St. John’s Town Center Jacksonville, FL Crossroads Towne Center Chandler, AZ Beaver Creek Crossings Apex, NC West Broad Village Glen Allen, VA Ashford Lane Atlanta, GA

© CTO Realty Growth, Inc. | ctoreit.com Strong Demographic-Driven Portfolio 10 Percentages listed based on Annualized Cash Base Rent for the Company’s portfolio as of September 30, 2023. Any differences are a result of rounding. 1. Source: Esri; Portfolio average weighted by the Annualized Cash Base Rent of each property. 2. As ranked by Urban Land Institute & PWC in the ‘2023 Emerging Trends in Real Estate’ publication. Income Producing Property Atlanta, GA 33% Dallas, TX 15% Richmond, VA 10% Jacksonville, FL 6% Phoenix, AZ 6% Raleigh, NC 6% Albuquerque, NM 5% Houston, TX 4% Santa Fe, NM 4% Tampa, FL 3% Daytona Beach, FL 2% Salt Lake City, UT 2% Las Vegas, NV 2% Orlando, FL <1% Denotes an MSA with over one million people; Bold denotes a Top 30 ULI Market2 % of Annualized Rent By State 205,450 Portfolio Average 5-Mile Population1 $136,550 Portfolio Average 5-Mile Household Income1 83% Percentage of Portfolio ABR from ULI’s Top 30 Markets1 > 15% 10% - 15% 5% - 10% < 5% ▪ 24% of Cash ABR from Grocery-Anchored Properties ▪ 32% of Cash ABR from Retail Power Centers ▪ 34% of Cash ABR from Retail-Focused Lifestyle & Mixed-Use Properties

© CTO Realty Growth, Inc. | ctoreit.com Faster Growing Markets 11 As of September 30, 2023, unless otherwise noted.. Peer information based on published information available through each company’s website as of September 1, 2023. Portfolio information for PINE is as of September 30, 2023. 1. As ranked by Urban Land Institute & PWC in the ‘2023 Emerging Trends in Real Estate’ publication. 72% 55% 30% 22% 16% 9% 9% 5% 2% 0% WSR CTO RPT SITC KRG KIM FRT BRX UE AAT % of Each Company’s Top 5 Markets in ULI’s Top 10 Markets1 Legacy North Plano, TX The recent assemblage of CTO’s portfolio has allowed it to focus on acquiring properties in faster growing markets in business-friendly states, benefitting from population growth and corresponding tenant demand.

© CTO Realty Growth, Inc. | ctoreit.com Recent Acquisition – The Collection at Forsyth (Atlanta) 12 560,000 square foot lifestyle property with significant repositioning upside in one of the fastest growing submarkets of Atlanta; acquired in December 2022 ▪ Built in 2008 on 59 acres, the property serves Atlanta’s fastest growing and most affluent county ▪ High-quality property acquired for $171 per square foot, meaningfully below replacement cost ▪ Utilizing the Ashford Lane leasing team to drive tenant leasing and operational synergies ▪ In the first 6 months of ownership, signed new leases, renewals, options and extensions on nearly 10% of property square feet, driving comparable rent growth of +7.8% ▪ Population over 148,300 and average household income of The Collection at Forsyth $176,200 in 5-mile radius Cumming, GA The Collection at Forsyth Cumming, GA The Collection at Forsyth Cumming, GA THE COLLECTION AT FORSYTH

© CTO Realty Growth, Inc. | ctoreit.com Recent Acquisition – The Collection at Forsyth (Atlanta) 13 During the third quarter of 2023, acquired a 10.6-acre land parcel adjacent to The Collection at Forsyth for future expansion ▪ Provides future growth opportunities at a high-performing property in one of the fastest-growing submarkets of Atlanta ▪ Controlling the use of the land ensures it is complimentary to the overall plans for The Collection at Forsyth ▪ Uses for the parcel will enhance the overall experience for the community and existing tenants ▪ Targeting restaurant, entertainment, medical and other retail uses The Collection at Forsyth The Collection at Forsyth Cumming, GA Future Hospital Site Acquired Parcel

© CTO Realty Growth, Inc. | ctoreit.com Recent Acquisition – Plaza at Rockwall (Dallas-Fort Worth) 14 Recently acquired 446,500 square foot multi-tenant, retail power center with strong in-place cash yield and future cash flow growth through re-leasing and repositioning opportunities ▪ Attractive going-in cash yield in one of the most affluent counties in all of Texas ▪ Increases the Company’s geographic and tenant diversity, including increasing exposure to high-performing tenants such as Best Buy, Dick’s Sporting Goods, Ulta Beauty, Five Below and TJX ▪ Acquired for $137 per square foot, meaningfully below replacement cost ▪ More than half of the property’s leasable area has significantly below market rents, representing long-term re-leasing and repositioning upside ▪ Average 5-mile household incomes of more than $143,200 ▪ Projected five-mile population growth of 1.22% annually over the next five years Plaza at Rockwall Rockwall, TX Plaza at Rockwall Rockwall, TX Plaza at Rockwall Rockwall, TX

© CTO Realty Growth, Inc. | ctoreit.com Recent Acquisition – Exchange at Gwinnett (Atlanta) 15 Newly built, multi-phase 93,366 square foot grocery-anchored property within a larger 106-acre mixed-use development; acquired direct from the developer ▪ Grocery-anchored property within the first walkable, mixed-use development near the super-regional Mall of Georgia owned by Simon Property Group ▪ Surrounded by more than 1,000 new apartments, townhomes, and senior living units ▪ All leases have base term rent increases ▪ Multi-faceted investment execution, including providing a phase II development loan that was converted to fee simple ownership following completion of the phase II construction ▪ One of the fastest growing suburbs of Atlanta with a population over 172,700 in a 5-mile radius and average household incomes over $123,000 Exchange at Gwinnett Buford, GA Exchange at Gwinnett Buford, GA Exchange at Gwinnett Buford, GA

© CTO Realty Growth, Inc. | ctoreit.com Repositioning – Ashford Lane (Atlanta) 16 Ashford Lane has been repositioned as the premier lifestyle, shopping and dining center within the infill Perimeter submarket of Atlanta ▪ Opportunity to deliver increased rental rates with higher-end tenants supported by new multi-family and office development ▪ Additional green space, outdoor seating and eating areas are driving increased foot traffic and are complimentary restaurant-related amenities ▪ Signed leases with the following notable tenants: (Not Owned) (Not Owned) (Not Owned) Ashford Lane Atlanta, GA

© CTO Realty Growth, Inc. | ctoreit.com Repositioning – Ashford Lane (Atlanta) 17 Ashford Lane and its new vibrant, street-level greenspace called The Lawn incorporates outdoor seating, eating areas, and more than a dozen new dining, service and shopping options to drive a community-focused experience Hawkers Hob Nob Neighborhood Tavern Yonder Yoga CAMP fab’rik Jeni’s Ice Cream

© CTO Realty Growth, Inc. | ctoreit.com Meaningful Property Cash Flow & Leasing Momentum 18 Lease Rollover Schedule % of ABR Expiring As of September 30, 2023, unless otherwise noted. 1. Excludes newly leased units that were acquired as vacant. 0% 6% 8% 17% 13% 23% 7% 5% 21% 0.4% 5.4% 10.4% 15.4% 20.4% 25.4% Recently Signed Leases ▪ YTD 2023 Comparable Leasing Spreads1 4.6% o 2% new lease spreads (excluding acquired vacancy) o 6% options & renewal spreads ▪ Current Occupancy 90% Leased Occupancy 93% o More than 300 bps of future occupancy pickup based on current spread between Occupancy and Leased Occupancy ▪ Signed Not Open (SNO) Pipeline represents 5% of the existing portfolio’s Cash ABR

© CTO Realty Growth, Inc. | ctoreit.com Consistent Dividend Growth 19 $0.01 $0.01 $0.02 $0.02 $0.02 $0.03 $0.05 $0.07 $0.12 $0.91 $1.33 $1.49 $1.52 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 ▪ 47 consecutive years of paying a common dividend ▪ Under current management (beginning in 2011), the Company’s common stock cash dividend has grown in each of the last 12 years ▪ Company policy is to target a payout ratio of 100% of taxable income ▪ Dividend increases are driven by increasing taxable income and free cash flow ▪ Q3 2023 AFFO per share common stock dividend payout ratio of 79% 1 CTO converted to a REIT in December of 2020, accelerating the required dividend payout Increasing cash flow and earnings have driven a more than 67% increase to CTO’s annualized common stock dividend since 2020 Cash Dividend Per Share Paid (Split Adjusted) Current Annualized Per Share Cash Dividend $1.52 1 Annualized Per Share Cash Dividend Yield 9.7% 1 As of September 30, 2023, unless otherwise noted. 1. Reflects Q3 2023 annualized per share common stock cash dividend. Annualized Per Share Cash Dividend Yield based on $15.73 per share common stock price as of October 25, 2023.

Balance Sheet

- Adequate liquidity for opportunistic growth
- No near-term debt maturities
- Well-staggered debt maturity schedule
- Forward hedges out to 2033 to minimize interest rate volatility

---

- 54% net debt-to-total enterprise value (TEV)
- Q3 2023 quarter-end net debt-to-pro forma EBITDA of 7.8x



Debt Maturities
$316
$83
$100
$51
2023
2024
2025
2026
2027
2028
2029
2030
Unsecured
Secured
Revolving Credit Facility[1]

Component of Long-Term Debt	Type	Principal	Interest Rate
2025 Convertible Senior Notes	Fixed	$51 million	3.88%
2026 Term Loan[2]	Fixed	$65 million	SOFR + 10 bps + [1.25% - 2.20%]
Mortgage Note	Fixed	$18 million	4.06%
Revolving Credit Facility	Floating	$116 million	SOFR + 10 bps + [1.25% - 2.20%]
Revolving Credit Facility[3]	Fixed	$100 million	SOFR + 10 bps + [1.25% - 2.20%]
2027 Term Loan[4]	Fixed	$100 million	SOFR + 10 bps + [1.25% - 2.20%]
2028 Term Loan[5]	Fixed	$100 million	SOFR + 10 bps + [1.20% - 2.15%]
Total Debt		**$550 million**	

As of September 30, 2023, unless otherwise noted.
$ and shares outstanding in millions.

1. Reflects $216 million outstanding under the Company's $300 million senior unsecured revolving credit facility; the Company's senior unsecured revolving credit facility matures in January 2027 and includes a one-year extension option to January 2028, subject to satisfaction of certain conditions; the maturity date reflected assumes the Company exercises the one-year extension option.
2. The Company utilized interest rate swaps on the $65.0 million 2026 Term Loan balance to fix SOFR and achieve a weighted average fixed swap rate of 0.26% plus the 10 bps SOFR adjustment plus the applicable spread.
3. The Company utilized interest rate swaps on $100.0 million of the Credit Facility balance to fix SOFR and achieve a weighted average fixed swap rate of 3.28% plus the 10 bps SOFR adjustment plus the applicable spread.
4. The Company utilized interest rate swaps on the $100.0 million 2027 Term Loan balance to fix SOFR and achieve a fixed swap rate of 0.64% plus the 10 bps SOFR adjustment plus the applicable spread.
5. The Company utilized interest rate swaps on the $100.0 million 2028 Term Loan balance to fix SOFR and achieve a weighted average fixed swap rate of 3.78% plus the 10 bps SOFR adjustment plus the applicable spread.

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© CTO Realty Growth, Inc. | ctoreit.com 2023 Guidance 21 Low 2023 High 2023 Core FFO Per Diluted Share $1.58 − $1.62 AFFO Per Diluted Share $1.72 − $1.76 The Company’s estimated Core FFO per diluted share and AFFO per diluted share for 2023 is as follows: Same-Property NOI Growth1 (4%) − (1%) General and Administrative Expense $14 − $15 Weighted Average Diluted Shares Outstanding 22.5 − 22.5 Year-end 2023 Leased Occupancy2 93% − 94% Investments in Income Producing Properties $95 − $100 Target Initial Investment Cash Yield 7.70% − 7.70% Dispositions $38 − $65 Target Disposition Cash Yield 6.15% − 6.75% The Company’s 2023 guidance includes but is not limited to the following assumptions: $ and shares outstanding in millions, except per share data. 1. Includes the effects of bad debt expense, occupancy loss and costs associated with tenants in bankruptcy and/or tenant lease defaults. 2. Before potential impact from income producing acquisitions and dispositions.

© CTO Realty Growth, Inc. | ctoreit.com Experienced Management Team CTO Realty Growth is led by an experienced management team with meaningful shareholder alignment, deep industry relationships and a strong long-term track record. 22 John P. Albright President & Chief Executive Officer ▪ Former Co-Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI) Matthew M. Partridge Senior Vice President, Chief Financial Officer & Treasurer ▪ Former Chief Operating Officer and Chief Financial Officer of Hutton; Executive Vice President, Chief Financial Officer and Secretary of Agree Realty Corporation (NYSE: ADC); and Vice President of Finance for Pebblebrook Hotel Trust (NYSE: PEB) Daniel E. Smith Senior Vice President, General Counsel & Corporate Secretary ▪ Former Vice President and Associate General Counsel of Goldman Sachs & Co. and Senior Vice President and General Counsel of Crescent Real Estate (NYSE: CEI) Lisa M. Vorakoun Vice President & Chief Accounting Officer ▪ Former Assistant Finance Director for the City of DeLand, Florida and Audit Manager for James Moore & Company, an Accounting and Consulting Firm Steven R. Greathouse Senior Vice President & Chief Investment Officer ▪ Former Director of Finance for N3 Real Estate; Senior Associate of Merchant Banking – Investment Management at Morgan Stanley; and Senior Associate at Crescent Real Estate (NYSE: CEI)

© CTO Realty Growth, Inc. | ctoreit.com Board of Directors 23 Laura M. Franklin, Chairman of the Board, Independent Director Retired. Former Executive Vice President, Accounting and Administration and Corporate Secretary of Washington Real Estate Investment Trust (Washington REIT) and a member of the Board of Directors of The Chevy Chase Land Company. Graduate of University of Maryland with a B.S. in Accounting and is a Certified Public Accountant. Member of the American Institute of Certified Public Accountants (AICPA). Chairman of the Board. George R. Brokaw, Vice Chairman of the Board, Independent Director Currently a private investor through his family office and related investment vehicles, Director at DISH Network Corporation (NYSE: DISH) and Alico, Inc. (NASDAQ: ALCO). Former Managing Director of the Highbridge Growth Equity Fund at Highbridge Principal Strategies, LLC; Managing Director and Head of Private Equity at Perry Capital, L.L.C.; and Managing Director (Mergers & Acquisitions) of Lazard Freres & Co. LLC. Received a B.A. degree from Yale University and J.D. and M.B.A. degrees from the University of Virginia. Member of the New York Bar. Vice Chairman of the Board, Chairman of the Audit Committee and member of the Compensation Committee. R. Blakeslee Gable, Independent Director Currently Chief Executive Officer of Barron Collier Companies. Former Legislative Director of United States Representative Ed Pastor (AZ) in Washington, D.C. Served in various leadership roles, including project manager during the establishment of the new hometown, Ave Maria, Florida; and vice president of mineral management and real estate. Received a B.A from Tulane University and an M.B.A from Florida Gulf Coast University. Chairman of the Governance Committee and member of the Audit Committee. Christopher W. Haga, Independent Director Currently serves as an Operating Partner with MGG Investment Group, a direct lending and private equity investment firm. Previously served as Head of Strategic Investments with Carlson Capital, L.P.; Director for Fortress Value Acquisition Corp. III (NYSE: FVT) and SWK Holdings Corporation (OTC: SWKH); Principal Investor at RBC Capital Markets; and part of the structured finance department at Lehman Brothers in London. Graduate of the University of North Carolina at Chapel Hill with a B.S. in Business Administration and received an M.B.A. from the Darden School at the University of Virginia. Chairman of the Compensation Committee and member of the Audit and Governance Committees. Christopher J. Drew, Independent Director Currently Senior Managing Director, JLL Capital Markets (NYSE: JLL). Former senior associate in the Capital Markets Group at Cushman and Wakefield PLC (NYSE: CWK). Held positions at Pro Access, Inc. and the New York Mets Baseball Organization. Received BBA and MBA degrees from the University of Miami Herbert Business School. Member of the Compensation and Governance Committees John P. Albright, President & CEO Former Co-Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI)

© CTO Realty Growth, Inc. | ctoreit.com ESG – Corporate Responsibility CTO Realty Growth is committed to sustainability, strong corporate governance, and meaningful corporate social responsibility programs. 24 Social Responsibility Inclusive and Supportive Company Culture ▪ Dedicated to an inclusive and supportive office environment filled with diverse backgrounds and perspectives, with a demonstrated commitment to financial, mental and physical wellness Notable Community Outreach ▪ Numerous and diverse community outreach programs, supporting environmental, artistic, civil and social organizations in the community Corporate Governance ▪ Independent Chairman of the Board and 5 of 6 Directors classified as independent ▪ Annual election of all Directors ▪ Annual Board of Director evaluations ▪ Board oversees risk assessment/management, with oversight for specific areas of risk delegated to Board committees ▪ Stock ownership requirements for all Executive Management and Directors ▪ Prohibition against hedging and pledging CTO Realty Growth stock ▪ Robust policies and procedures for approval of related party transactions ▪ All team members adhere to a comprehensive Code of Business Conduct and Ethics policy

© CTO Realty Growth, Inc. | ctoreit.com ESG – Environmental Responsibility 25 Over the past nine years, CTO has planted approximately 170,000 pine trees in Florida and has restored over 700 acres of former industrial timberland. These 170,000 trees absorb more than 1,000 tons of carbon each year. Environmental Responsibility Committed Focus & Targeted Investment ▪ Committed to maintaining an environmentally conscious culture, the utilization of environmentally friendly & renewable products, and the promotion of sustainable business practices. Notable achievements: o Formed a conservation mitigation bank on approximately 2,500 acres of land, resulting in the land being barred from development permanently preserved o Invested in LED lighting, recycling and waste reduction strategies, programmable thermostats, energy management systems in our office and/or at our owned properties o Conveyed over 11,000 acres of land to the State of Florida to significantly enlarge the neighboring Tiger Bay State Forest Tenant Alignment ▪ Alignment with environmentally aware tenants who have strong sustainability programs and initiatives embedded into their corporate culture and business practices

NYSE: CTO Appendix Legacy North Plano, TX

© CTO Realty Growth, Inc. | ctoreit.com NAV Components As of September 30, 2023, unless otherwise noted. $ in millions. Note: 22,686,444 shares outstanding as of October 25, 2023. 1. Calculated using the trailing 24-month average management fee paid to CTO by PINE as of September 30, 2023, annualized by multiplying by twelve, and then multiplying by three to account for a termination fee multiple. 27 Net Operating Income of Income Property Portfolio $74 $74 $74 $74 $74 ÷ Capitalization Rate 6.50% 6.75% 7.00% 7.25% 7.50% Income Portfolio Value $1,138 $1,096 $1,057 $1,021 $987 Other Assets: + Estimated Value for Subsurface Interests, Mitigation Credits and Other Assets $8 $8 $8 $8 $8 + Par Value Outstanding Balance of Structured Investments Portfolio 47 47 47 47 47 + Cash, Cash Equivalents & Restricted Cash 30 30 30 30 30 + Value of Shares & Units in Alpine Income Property Trust (PINE) 38 38 38 38 38 + Value of PINE Management Agreement1 12 12 12 12 12 + Cash Value of Other Assets 25 25 25 25 25 Other Assets Value $160 $160 $160 $160 $160 Total Implied Asset Value $1,298 $1,256 $1,217 $1,181 $1,147 - Total Debt Outstanding $550 $550 $550 $550 $550 - Series A Preferred Equity $75 $75 $75 $75 $75

Schedule of Properties

Property	Market	Asset Type	Property Type	Square Feet	Occupancy	Leased Occupancy	% of Cash ABR
The Collection at Forsyth Cumming, GA	Atlanta, GA	Mixed-Use	Lifestyle	560,433	84%	87%	14%
West Broad Village Glen Allen, VA	Richmond, VA	Mixed-Use	Grocery-Anchored	392,227	82%	91%	10%
Ashford Lane Atlanta, GA	Atlanta, GA	Retail	Lifestyle	277,408	76%	87%	8%
Plaza at Rockwall Rockwall, TX	Dallas, TX	Retail	Power Center	446,521	95%	97%	7%
The Shops at Legacy Plano, TX	Dallas, TX	Mixed-Use	Lifestyle	237,572	66%	70%	7%
Madison Yards Atlanta, GA	Atlanta, GA	Retail	Grocery-Anchored	162,521	99%	99%	6%
The Strand Jacksonville, FL	Jacksonville, FL	Retail	Power Center	210,973	92%	97%	6%
Crossroads Towne Center Chandler, AZ	Phoenix, AZ	Retail	Power Center	241,812	99%	100%	6%
Beaver Creek Crossings Apex, NC	Raleigh, NC	Retail	Power Center	322,113	94%	97%	6%
Fidelity Albuquerque, NM	Albuquerque, NM	Office	Single Tenant Office	210,067	100%	100%	5%
Price Plaza Shopping Center Katy, TX	Houston, TX	Retail	Power Center	200,576	100%	100%	4%

As of September 30, 2023.

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© CTO Realty Growth, Inc. | ctoreit.com Schedule of Properties 29 Property Market Asset Type Property Type Square Feet Occupancy Leased Occupancy % of Cash ABR The Exchange at Gwinnett Buford, GA Atlanta, GA Retail Grocery-Anchored 93,366 98% 100% 4% 125 Lincoln & 150 Washington Santa Fe, NM Santa Fe, NM Mixed Use Mixed-Use 137,177 78% 78% 4% Sabal Pavilion Tampa, FL Tampa, FL Office Single Tenant Office 120,500 100% 100% 3% Jordan Landing West Jordan, UT Salt Lake City, UT Retail Power Center 170,996 100% 100% 2% Daytona Beach Restaurant Portfolio Daytona Beach, FL Daytona Beach, FL Retail Single Tenant Retail 41,427 100% 100% 2% Eastern Commons Henderson, NV Las Vegas, NV Retail Grocery-Anchored 129,606 100% 100% 2% Westcliff Shopping Center Fort Worth, TX Dallas, TX Retail Grocery-Anchored 134,750 77% 86% 1% 369 N. New York Ave Winter Park, FL Orlando, FL Mixed-Use Mixed-Use 27,948 100% 100% < 1% As of September 30, 2023.

© CTO Realty Growth, Inc. | ctoreit.com Forward Looking Statements & Non-GAAP Financial Measures 30 Forward Looking Statements Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words. Although forward-looking statements are made based upon management’s present expectations and reasonable beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include, but are not limited to: the Company’s ability to remain qualified as a REIT; the Company’s exposure to U.S. federal and state income tax law changes, including changes to the REIT requirements; general adverse economic and real estate conditions; macroeconomic and geopolitical factors, including but not limited to inflationary pressures, interest rate volatility, distress in the banking sector, global supply chain disruptions, and ongoing geopolitical war; the ultimate geographic spread, severity and duration of pandemics such as the COVID-19 Pandemic and its variants, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations; the inability of major tenants to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business; the loss or failure, or decline in the business or assets of PINE; the completion of 1031 exchange transactions; the availability of investment properties that meet the Company’s investment goals and criteria; the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales; and the uncertainties and risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update the information contained in this press release to reflect subsequently occurring events or circumstances. Non-GAAP Financial Measures Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”), Core Funds From Operations (“Core FFO”), Adjusted Funds From Operations (“AFFO”), Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma EBITDA”), and Same-Property Net Operating Income (“Same-Property NOI”), each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, AFFO, Pro Forma EBITDA, and Same-Property NOI do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures.

© CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures 31 Non-GAAP Financial Measures (continued) We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, impact fee credits, subsurface sales, and land sales, in addition to the mark-to-market of the Company’s investment securities and interest related to the 2025 Convertible Senior Notes, if the effect is dilutive. To derive Core FFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to gains and losses recognized on the extinguishment of debt, amortization of above- and below-market lease related intangibles, and other unforecastable market- or transaction-driven non-cash items. To derive AFFO, we further modify the NAREIT computation of FFO and Core FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, non-cash compensation, and other non-cash amortization, as well as adding back the interest related to the 2025 Convertible Senior Notes, if the effect is dilutive. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma EBITDA, GAAP net income or loss is adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, above- and below-market lease related intangibles, non-cash compensation, and other non-cash income or expense. Cash interest expense is also excluded from Pro Forma EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. To derive Same-Property NOI, GAAP net income or loss attributable to the Company is adjusted to exclude extraordinary items (as defined by GAAP), gain or loss on disposition of assets, gain or loss on extinguishment of debt, impairment charges, and depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, if any, non-cash revenues and expenses such as above-and below-market lease related intangibles, straight-line rental revenue, and other non-cash income or expense. Interest expense, general and administrative expenses, investment and other income or loss, income tax benefit or expense, real estate operations revenues and direct cost of revenues, management fee income, and interest income from commercial loan and master lease investments are also excluded from Same-Property NOI. GAAP net income or loss is further adjusted to remove the impact of properties that were not owned for the full current and prior year reporting periods presented. Cash rental income received under the leases pertaining to the Company’s assets that are presented as commercial loan and master lease investments in accordance with GAAP is also used in lieu of the interest income equivalent. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that Core FFO and AFFO are additional useful supplemental measures for investors to consider because they will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. We use Same-Property NOI to compare the operating performance of our assets between periods. It is an accepted and important measurement used by management, investors and analysts because it includes all property-level revenues from of the Company’s rental properties, less operating and maintenance expenses, real estate taxes and other property-specific expenses (“Net Operating Income” or “NOI”) of properties that have been owned and stabilized for the entire current and prior year reporting periods. Same-Property NOI attempts to eliminate differences due to the acquisition or disposition of properties during the particular period presented, and therefore provides a more comparable and consistent performance measure for the comparison of the Company's properties. FFO, Core FFO, AFFO, Pro Forma EBITDA, and Same-Property NOI may not be comparable to similarly titled measures employed by other companies.

© CTO Realty Growth, Inc. | ctoreit.com References & Contacts 32 References and terms used in this presentation that are in addition to terms defined in the Non-GAAP Financial Measures include: ▪ This presentation has been published on October 26, 2023. ▪ All information is as of September 30, 2023, unless otherwise noted. ▪ Any calculation differences are assumed to be a result of rounding. ▪ “2023 Guidance” is based on the 2023 Guidance provided in the Company’s Third Quarter 2023 Operating Results press release filed on October 26, 2023. ▪ “Alpine” or “PINE” refers to Alpine Income Property Trust, a publicly traded net lease REIT traded on the New York Stock Exchange under the ticker symbol PINE. ▪ “Annualized Straight-line Base Rent”, “ABR” or “Rent” and the statistics based on ABR are calculated based on our current portfolio and represent straight-line rent calculated in accordance with GAAP. ▪ “Annualized Cash Base Rent”, “Cash ABR” and the statistics based on Cash ABR are calculated based on our current portfolio and represent the annualized cash base rent calculated in accordance with GAAP due from the tenants at a specific point in time. ▪ “Credit Rated” is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC) (together, the “Major Rating Agencies”). An “Investment Grade Rated Tenant” or “IG” references a Credit Rated tenant or the parent of a tenant, or credit rating thereof with a rating of BBB-, Baa3 or NAIC-2 or higher from one or more of the Major Rating Agencies. ▪ “Dividend” or “Dividends”, subject to the required dividends to maintain our qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or number of dividends in the future. ▪ “Investment in Alpine Income Property Trust” or “Alpine Investment” or “PINE Ownership” is calculated based on the 2,332,668 common shares and partnership units CTO owns in PINE and is based on PINE’s closing stock price. ▪ “Leased Occupancy” refers to space that is currently leased but for which rent payments have not yet commenced. ▪ “MSA” or “Metropolitan Statistical Area” is a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference. ▪ “Net Debt” is calculated as our total long-term debt as presented on the face of our balance sheet; plus financing costs, net of accumulated amortization and unamortized convertible debt discount; less cash, restricted cash and cash equivalents. ▪ “Net Operating Income” or “NOI” is revenues from all income properties less operating expense, maintenance expense, real estate taxes and rent expense. ▪ “Total Enterprise Value” is calculated as the Company’s Total Common Shares Outstanding multiplied by the common stock price; plus the par value of the Series A perpetual preferred equity outstanding and Net Debt.

Consolidated Statements of Operations

CTO Realty Growth, Inc.
Consolidated Statements of Operations
(Unaudited, in thousands, except share, per share and dividend data)

	Three Months Ended		Nine Months Ended	
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Revenues				
Income Properties	$ 25,183	$ 17,694	$ 70,373	$ 49,229
Management Fee Income	1,094	951	3,294	2,835
Interest Income From Commercial Loans and Investments	1,114	1,323	2,965	3,331
Real Estate Operations	1,079	3,149	2,602	4,395
Total Revenues	28,470	23,117	79,234	59,790
Direct Cost of Revenues				
Income Properties	(7,060)	(5,115)	(20,883)	(13,943)
Real Estate Operations	(152)	(1,661)	(876)	(1,940)
Total Direct Cost of Revenues	(7,212)	(6,776)	(21,759)	(15,883)
General and Administrative Expenses	(3,439)	(3,253)	(10,493)	(8,972)
Provision for Impairment	(929)	—	(1,408)	—
Depreciation and Amortization	(11,669)	(7,305)	(32,814)	(20,401)
Total Operating Expenses	(23,249)	(17,334)	(66,474)	(45,256)
Gain on Disposition of Assets	2,464	4,973	3,565	4,728
Other Gains and Income	2,464	4,973	3,565	4,728
Total Operating Income	7,685	10,756	16,325	19,262
Investment and Other Income (Loss)	1,184	(3,065)	(1,296)	(6,270)
Interest Expense	(6,318)	(3,037)	(16,161)	(7,216)
Income (Loss) Before Income Tax Benefit (Expense)	2,551	4,654	(1,132)	5,776
Income Tax Benefit (Expense)	135	163	(375)	461
Net Income (Loss) Attributable to the Company	2,686	4,817	(1,507)	6,237
Distributions to Preferred Stockholders	(1,195)	(1,195)	(3,585)	(3,586)
Net Income (Loss) Attributable to Common Stockholders	$ 1,491	$ 3,622	$ (5,092)	$ 2,651
Earnings Per Share:				
Basic	$ 0.07	$ 0.20	$ (0.23)	$ 0.15
Diluted	$ 0.07	$ 0.19	$ (0.23)	$ 0.15
Weighted Average Number of Common Shares				
Basic	22,484,561	18,386,435	22,556,642	18,044,299
Diluted	22,484,561	21,505,460	22,556,642	18,044,299

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Non-GAAP Financial Measures

CTO REALTY GROWTH

CTO Realty Growth, Inc.
Non-GAAP Financial Measures
(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended	
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Net Income (Loss) Attributable to the Company	$ 2,686	$ 4,817	$ (1,507)	$ 6,237
Add Back: Effect of Dilutive Interest Related to 2025 Convertible Senior Notes [1]	—	539	—	—
Net Income (Loss) Attributable to the Company, If-Converted	$ 2,686	$ 5,356	$ (1,507)	$ 6,237
Depreciation and Amortization of Real Estate	11,651	7,283	32,769	20,359
Loss (Gains) on Disposition of Assets, Net of Tax	(2,741)	(4,973)	(3,565)	(4,728)
Gains on Disposition of Other Assets	(926)	(1,509)	(1,739)	(2,473)
Provision for Impairment	929	—	1,408	—
Unrealized Loss (Income) on Investment Securities	(429)	3,754	5,663	8,102
Extinguishment of Contingent Obligation	—	—	(2,300)	—
Funds from Operations	$ 11,170	$ 9,911	$ 30,729	$ 27,497
Distributions to Preferred Stockholders	(1,195)	(1,195)	(3,585)	(3,586)
Funds from Operations Attributable to Common Stockholders	$ 9,975	$ 8,716	$ 27,144	$ 23,911
Amortization of Intangibles to Lease Income	487	507	1,793	1,485
Less: Effect of Dilutive Interest Related to 2025 Convertible Senior Notes [1]	—	(539)	—	—
Core Funds from Operations Attributable to Common Stockholders	$ 10,462	$ 8,684	$ 28,937	$ 25,396
Adjustments:				
Straight-Line Rent Adjustment	(790)	(600)	(919)	(1,645)
COVID-19 Rent Repayments	3	26	46	79
Other Depreciation and Amortization	24	(29)	(92)	(199)
Amortization of Loan Costs and Discount on Convertible Debt	199	64	636	510
Non-Cash Compensation	868	812	2,802	2,423
Adjusted Funds from Operations Attributable to Common Stockholders	$ 10,766	$ 8,957	$ 31,410	$ 26,564
FFO Attributable to Common Stockholders per Common Share – Diluted	$ 0.44	$ 0.41	$ 1.20	$ 1.33
Core FFO Attributable to Common Stockholders per Common Share – Diluted	$ 0.47	$ 0.47	$ 1.28	$ 1.41
AFFO Attributable to Common Stockholders per Common Share – Diluted	$ 0.48	$ 0.49	$ 1.39	$ 1.47

1. Interest related to the 2025 Convertible Senior Notes excluded from net income attributable to the Company to derive FFO effective January 1, 2022 due to the implementation of ASU 2020-06 which requires presentation on an if-converted basis, as the impact to net income attributable to common stockholders would be anti-dilutive.

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Same-Property NOI

CTO Realty Growth, Inc.
Same-Property NOI Reconciliation
(Unaudited, in thousands)

	Three Months Ended		Nine Months Ended	
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Net Income (Loss) Attributable to the Company	$ 2,686	$ 4,817	$ (1,507)	$ 6,237
Loss (Gain) on Disposition of Assets	(2,464)	(4,973)	(3,565)	(4,728)
Provision for Impairment	929	—	1,408	—
Depreciation and Amortization	11,669	7,305	32,814	20,401
Amortization of Intangibles to Lease Income	(487)	(507)	(1,793)	(1,485)
Straight-Line Rent Adjustment	790	600	919	1,645
COVID-19 Rent Repayments	(3)	(26)	(46)	(79)
Accretion of Tenant Contribution	38	38	114	114
Interest Expense	6,318	3,037	16,161	7,216
General and Administrative Expenses	3,439	3,253	10,493	8,972
Investment and Other Income (Loss)	(1,184)	3,065	1,296	6,270
Income Tax (Benefit) Expense	(135)	(163)	375	(461)
Real Estate Operations Revenues	(1,079)	(3,149)	(2,602)	(4,395)
Real Estate Operations Direct Cost of Revenues	152	1,661	876	1,940
Management Fee Income	(1,094)	(951)	(3,294)	(2,835)
Interest Income from Commercial Loans and Investments	(1,114)	(1,323)	(2,965)	(3,331)
Less: Impact of Properties Not Owned for the Full Reporting Period	(7,699)	(1,410)	(19,280)	(5,057)
Same-Property NOI	**$ 10,762**	**$ 11,274**	**$ 29,404**	**$ 30,424**

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© CTO Realty Growth, Inc. | ctoreit.com Net Debt to Pro Forma EBITDA 36 CTO Realty Growth, Inc. Reconciliation of Net Debt to Pro Forma EBITDA (Unaudited, in thousands) 1. Reflects the pro forma annualized impact on Annualized EBITDA of the Company’s investments and disposition activity during the three months ended September 30, 2023. Three Months Ended September 30, 2023 Net Income Attributable to the Company $ 2,686 Depreciation and Amortization of Real Estate 11,651 Gain on Disposition of Assets, Net of Tax (2,741) Gains on Disposition of Other Assets (926) Unrealized Loss on Investment Securities 929 Extinguishment of Contingent Obligation (429) Distributions to Preferred Stockholders (1,195) Straight-Line Rent Adjustment (790) Amortization of Intangibles to Lease Income 487 Other Non-Cash Amortization 24 Amortization of Loan Costs and Discount on Convertible Debt 199 Non-Cash Compensation 868 Interest Expense, Net of Amortization of Loan Costs and Discount on Convertible Debt 6,119 EBITDA $ 16,882 Annualized EBITDA $ 67,528 Pro Forma Annualized Impact of Current Quarter Investments and Dispositions, Net1 (1,166) Pro Forma EBITDA $ 66,362 Total Long-Term Debt 548,219 Financing Costs, Net of Accumulated Amortization 1,370 Unamortized Convertible Debt Discount 245 Cash & Cash Equivalents (7,015) Restricted Cash (22,618) Net Debt $ 520,201 Net Debt to Pro Forma EBITDA 7.8x

REALTY GROWTH Investor Inquiries: Matthew M. Partridge, Chief Financial Officer, (407) 904-3324, mpartridge@ctoreit.com